2007

First Midwest Bancorp, Inc.

Lehman Brothers

New York, New York

September 11, 2007

Cautionary Statement under the Private Securities Litigation Reform Act of 1995

This presentation may contain, and during this presentation our management may make statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements include, among others, those discussed in our Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in our Annual report on Form 10-K, the information contained herein is unaudited. Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.

First Midwest:
Chicago's Premier Independent Company

- Peer Comparisons Confirm Premier Status

II. Premier Positioning In The Market

- Proven Performer Over The Long Term

- First Midwest - Why Now?

First Midwest IS Chicago's Premier Independent Company

First Midwest: Who We Are

- $8.1 Billion Assets, 90% Suburban Chicago
- $4.9 Billion Loans, 85% Corporate
- $5.9 Billion Deposits, 60% Core Transactional Deposits
- 260,000 Relationships
- 103 Offices

First Midwest IS High Performing

High Performance	Second Quarter 2007
Return On Equity	15.47%
Return On Assets	1.44%
Net Interest Margin Expanding	3.61%
Nonperforming Assets Managed [1]	0.38%
Efficiency Focused	52.13%

(1) Represents ratio of nonperforming assets to loans plus foreclosed real estate

Peer Comparisons Confirm Premier Status

First Midwest Leading ALL Peers

	First Midwest	National Peer	Chicago Peer
EPS Growth (YTD)	3.57%	(8.62%)	(10.92%)
EPS Growth (2Q07)	3.51%	(5.44%)	(2.17%)
ROA	1.44%	1.08%	0.87%
ROE	15.47%	10.99%	10.35%
NPA Ratio	0.38%	0.55%	0.92%
Efficiency	52.13%	61.03%	64.74%
Net Interest Margin	3.61	3.57	3.28

Source: SNL Financial. Peer data reflects median performance as of 2nd qtr 2007 except as noted. National peer defined as AMFI, BOKF, CBSH, CFR, FCF, FULT, MBFI, PBKS, SUSQ, UCBH, WTNY, WL and WTFC. Chicago peer defined as AMFI, CORS, MBFI, MBHI, OSBC, TAYC and WTFC.

National Peer Comparison
YTD 2007 EPS Growth



3.57%
UCBH
FMBI
Wilmington Trust
Commerce
Cullen/Frost
BOK
Amcore
Whitney
MB Financial
Fulton
First Commonwealth
Wintrust
Susquehanna
-25%
-20%
-15%
-10%
-5%
0%
5%
10%

Note: Peer tickers: AMFI, BOKF, CBSH, CFR, FCF, FULT, MBFI, PBKS, SUSQ, UCBH, WTNY, WL, and WTFC.
Data represents performance for the six months of 2007 as contrasted to 2006's like period. Data obtained from SNL Financial or published earnings releases.

Chicago Peer Comparison
YTD 2007 EPS Growth


3.57%
FMBI
Old Second
Midwest Banc
Amcore
MB Financial
Taylor Capital
Wintrust
Corus
-25%
-20%
-15%
-10%
-5%
0%
5%
10%

Note: Peer tickers: AMFI, CORS, MBFI, MBHI, OSBC, TAYC and WTFC.
Data represents performance for the six months of 2007 as contrasted to 2006's like period. Data obtained from SNL Financial or published earnings releases.

Premier Positioning In The Market

Chicago MSA[1]



Wisconsin
Chicago
Iowa
Illinois
Indiana
Missouri
Kentucky

Population:	9.4 Million (3rd Largest MSA)
Deposits:	$261.1 Billion
Deposit Concentration:	42.2%[2]

Sources: Population numbers - Claritas 2006 Estimates.
Deposit numbers are FDIC data as of June 30, 2006 – includes all banks, thrifts – does not include credit unions.

- MSA as defined by US Census Bureau.
- Deposit concentration represents the aggregate market share of the four largest firms.

First Midwest Is In The Premier Portions Of Chicago MSA

	FMB Footprint [1]	Chicago MSA [2]
2006 Population	6,030,556	9,486,011
2006-2011 Population Growth	5.4%	3.4%
Average Household Income	$86,554	$77,427
Median Income Producing Assets	$76,646	$61,271
Homeowners	77%	66%

Source: Claritas 2006 Estimates

(1) FMB Footprint represents every county in the Chicago area where a FMB branch is present: DuPage, Kane, Lake, McHenry, Will, and Suburban Cook Counties in Illinois and Lake County in Indiana.

(2) MSA as defined by US Census Bureau.

First Midwest Is In The Premier Portions Of Chicago MSA

	FMB Footprint [1]	Chicago MSA[2]
Total Businesses	**238,000**	**356,000**
Total Businesses with 20+ Employees	**33,000**	**47,000**
Total Employees	**3,486,000**	**5,242,000**
Total Sales	**$391,553,000**	**$581,600,000**

Source: Claritas 2006 Estimates

(1) FMB Footprint represents every county in the Chicago area where a FMB branch is present: DuPage, Kane, Lake, McHenry, Will, and Suburban Cook Counties in Illinois and Lake County in Indiana.

(2) MSA as defined by US Census Bureau.

First Midwest's Marketplace: A Midwest Dominator

	FMB Footprint [1]	2nd Strongest [2]	Midwest[3]	% Difference
2006 Population	6,030,556	3,175,226	2,133,762	183%
2006-2011 Population Growth	5.4%	5.6%	3.4%	59%
Average Household Income	$86,554	$80,009	$68,684	26%
Median Income Producing Assets	$76,646	$69,161	$54,152	42%
Homeowners	77%	74%	69%	12%

Source: Claritas 2006 Estimates

(1) FMB Footprint represents every county in the Chicago area where a FMB branch is present: DuPage, Kane, Lake, McHenry, Will, and suburban cook counties in Illinois and Lake County in Indiana.

- Minneapolis MSA as defined by US Census Bureau
- Represents median of 10 Midwest MSA's.

Nationally: A Premier Marketplace

	FMB Footprint [1]	New York[2]	Los Angeles[2]	National[3]	% Difference
2006 Population	6,030,556	18,811,584	13,155,105	2,068,151	192%
2006-2011 Population Growth	5.4%	2.0%	5.4%	5.8%	(7%)
Average Household Income	$86,554	$80,690	$73,593	$69,436	25%
Median Income Producing Assets	$76,646	$55,602	$45,611	$49,475	55%
Homeowners	77%	51%	51%	67%	15%

Source: Claritas 2006 Estimates

- FMB Footprint represents every county in the Chicago area where a FMB branch is present: DuPage, Kane, Lake, McHenry, Will, and suburban Cook counties in Illinois and Lake County in Indiana.
- MSA as defined by US Census Bureau.
- Represents median of 51 MSA's with population greater than 1,000,000.

Nationally, THE Premier Retail Marketplace

Rank	MSA	Total Rank Score (1)
1	**FMB Chicago**	**26**
2	Atlanta-GA	45
3	Washington-DC	52
4	Minneapolis-MN	58
5	Phoenix-AZ	61
6	Dallas-TX	68
7	Los Angeles-CA	73
8	New York-NY	75
9	Philadelphia-PA	74
10	Houston-TX	80

(1) A composite ranking was completed using 51 MSA's with population greater than 1,000,000; 2006 population, 2006-2011 population growth, median income producing assets, average household income, % homeownership were ranked and assigned a composite score to determine the premier retail markets.

Nationally, The Third Strongest Commercial Marketplace

Rank	MSA	Total Rank Score (1)
1	New York-NY	4
2	Los Angeles-CA	8
3	**FMB Chicago**	**12**
4	Dallas-TX	16
5	Philadelphia-PA	21
6	Miami-FL	24
7	Washington-DC	28
8	Houston-TX	32
9	Boston-MA	35
10	Atlanta-GA	42

(1) A composite ranking was completed using 51 MSA's with population greater than 1,000,000; total businesses, total businesses with 20 plus employees, total employees and total sales were ranked and assigned a composite score to determine the premier commercial markets.

Proven Performer
Over The Long Term

Sustained Performance In Changing Economic Environments



GDP
5%
4%
3%
2%
1%
0%
Share Price
$40.00
$36.00
$32.00
$28.00
$24.00
$20.00
$16.00
$12.00
$8.00
$4.00
$0.00
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Source: SNL Financial and Bloomberg LP. * GDP= gross domestic product averaged. Share price through 6/29/07

Long Term Premier Performer

	1997	6/30/2007	% Change
Total Assets	$4.9 billion	$8.1 billion	63%
Diluted Earnings Per Share	$1.01	$2.37(1)	130%
ROE	13.16%	15.47%	18%
Efficiency	58.42%	52.13%	12%
Dividends	$0.44	$1.18	168%
Share Price	$23.34	$35.51	52%

- Represents 2007 consensus earnings estimate as of July 27, 2007

Drivers Of Long Term Performance

- **Strategic Client Approach**
- **Tenured Management Team**
- **Strong Organizational Control**
  - Guarded Credit Quality
  - Expense Management
- **Well Diversified Business Mix**
- **Controlled Growth**

Why First Midwest?

Why First Midwest?

The Dominant Performer

In A

Premier Marketplace

Why Now?

Premier Performer, Yet Undervalued


16.5
16
15.5
15
14.5
14
13.5
13
Historical valuation
14.3
14.8
16.1
FMBI
National Peer
Chicago Peer

Source: SNL Financial. Peer data reflects median as of 8/30/07 and represents price to consensus estimated 2007 EPS. National Peer defined as AMFI BOKF, CBSH, CFR, FCF, FULT, GBBK, MBFI, PBKS, SUSQ, UCBH, WTNY, WL and WTFC. Chicago peer defined as AMFI, CORS, MBFI, MBHI, OSBC, TAYC and WTFC.

First Midwest's Price Without The Premium

First Midwest 8/30/07	$34
@ National Peer Multiple	$35
@ Chicago Peer Multiple	$38
First Midwest:	
The Premier Performer	Undervalued

To Request Additional Information Please Contact:

Michael L. Scudder
President and Chief Operating Officer
First Midwest Bancorp, Inc.
One Pierce Place, Suite 1500
Itasca, Illinois 60143
P (630) 875-7283
F (630) 875-7369
mike.scudder@firstmidwest.com

Selected Financial Information

First Midwest Bancorp, Inc.

Selected Financial Information
(Amounts in thousands, except per share data)

	2007			2006					2005			2004
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Period-End Balance Sheet												
Total assets	$8,055,358	$8,055,358	$8,235,110	$8,441,526	$8,441,526	$8,596,864	$8,692,828	$8,715,524	$7,210,151	$7,210,151	$7,201,261	$6,863,381
Securities HTM - amortized cost	104,152	104,152	103,697	91,380	91,380	98,745	116,707	121,012	56,772	56,772	49,118	64,576
Securities HTM - fair market value	104,317	104,317	103,951	91,602	91,602	99,019	116,922	121,026	56,791	56,791	49,153	64,618
Securities AFS - fair market value	2,183,450	2,183,450	2,296,375	2,442,674	2,442,674	2,561,962	2,593,715	2,654,189	2,286,630	2,286,630	2,299,250	2,179,438
Mortgages held for sale	5,665	5,665	3,674	4,760	4,760	6,186	3,000	3,050	4,301	4,301	7,241	4,251
Loans:												
Commercial and industrial	1,544,210	1,544,210	1,541,544	1,547,081	1,547,081	1,584,626	1,550,730	1,524,978	1,161,660	1,161,660	1,209,916	1,146,168
Agricultural	156,594	156,594	175,554	158,305	158,305	149,453	140,440	134,708	131,689	131,689	121,430	107,059
Real estate - commercial	1,814,315	1,814,315	1,858,557	1,852,557	1,852,557	1,873,539	1,873,402	1,811,045	1,729,009	1,729,009	1,630,687	1,493,855
Real estate - construction	597,961	597,961	589,549	583,761	583,761	565,707	539,915	463,367	413,286	413,286	435,534	427,248
Real estate - 1-4 family	206,506	206,506	211,489	215,464	215,464	213,614	220,377	349,934	143,286	143,286	129,763	92,512
Direct consumer	538,662	538,662	552,809	573,128	573,128	587,556	601,420	625,189	570,042	570,042	576,298	576,691
Indirect consumer	51,610	51,610	64,118	78,648	78,648	95,059	115,061	132,914	157,219	157,219	183,638	291,745
Total loans	4,909,858	4,909,858	4,993,620	5,008,944	5,008,944	5,069,554	5,041,345	5,042,135	4,306,191	4,306,191	4,287,266	4,135,278
Other Assets:												
Other earning assets	20,734	20,734	17,068	5,081	5,081	3,330	4,399	5,464	1,607	1,607	868	330
Total earning assets	7,223,859	7,223,859	7,415,234	7,552,839	7,552,839	7,739,777	7,759,166	7,825,850	6,655,501	6,655,501	6,643,743	6,383,873
Corporate owned life insurance	199,396	199,396	197,421	196,598	196,598	194,632	193,048	194,333	156,441	156,441	155,005	151,359
Intangibles:												
Goodwill	262,196	262,196	262,195	262,195	262,195	262,229	266,037	264,900	85,962	85,962	84,547	84,547
Other intangibles	28,251	28,251	29,357	30,463	30,463	31,610	32,766	29,939	10,035	10,035	10,567	12,165
Total intangibles	290,447	290,447	291,552	292,658	292,658	293,839	298,803	294,839	95,997	95,997	95,114	96,712
Deposits:												
Demand deposits	1,070,528	1,070,528	1,073,065	1,124,081	1,124,081	1,068,815	1,125,448	1,105,452	976,557	976,557	961,615	922,540
Interest bearing deposits	4,744,216	4,744,216	4,834,377	5,043,135	5,043,135	5,160,575	5,132,737	4,945,387	4,171,275	4,171,275	4,264,232	3,982,838
Total deposits	5,814,744	5,814,744	5,907,442	6,167,216	6,167,216	6,229,390	6,258,185	6,050,839	5,147,832	5,147,832	5,225,847	4,905,378
Fed funds purchased and repurchase agreements	573,064	573,064	598,035	612,608	612,608	520,616	912,806	803,943	746,057	746,057	697,609	704,509
Other borrowed funds	599,126	599,126	639,621	569,660	569,660	774,700	499,747	825,141	548,475	548,475	523,542	513,743
Subordinated debt	226,118	226,118	228,274	228,674	228,674	228,747	226,128	227,472	130,092	130,092	130,421	129,294
Stockholders' equity	741,060	741,060	753,908	751,014	751,014	745,069	694,938	688,484	544,068	544,068	536,181	532,038
Stockholders' equity, excluding OCI	$ 776,208	$ 776,208	$ 770,326	$ 766,302	$ 766,302	$ 747,543	$ 728,113	$ 711,032	$ 552,352	$ 552,352	$ 542,125	$ 521,923
Average Balance Sheet												
Total assets	$8,228,976	$8,151,473	$8,307,340	$8,255,764	$8,502,699	$8,597,152	$8,668,348	$7,237,200	$7,042,670	$7,201,290	$7,115,579	$6,860,245
Securities - HTM taxable	10,174	9,797	10,555	9,848	9,588	9,888	9,936	9,984	10,644	10,306	11,075	11,826
Securities - HTM tax-exempt	91,137	97,716	84,485	91,046	86,951	96,413	114,720	65,808	52,611	41,061	48,440	50,079
Securities - AFS taxable	1,394,881	1,371,869	1,418,147	1,515,276	1,493,117	1,569,185	1,596,625	1,400,563	1,587,973	1,595,861	1,601,054	1,412,866
Securities - AFS tax-exempt	924,112	896,428	952,104	998,727	1,021,820	1,037,147	1,041,464	892,653	643,422	739,753	649,875	658,998
Total loans	4,979,033	4,944,483	5,013,967	4,869,360	5,046,665	5,037,574	5,063,873	4,319,484	4,214,750	4,295,483	4,255,808	4,143,067
Other earning assets	32,671	33,590	31,741	10,892	10,459	8,552	10,767	13,853	7,917	9,572	8,795	30,344
Total earning assets	7,432,008	7,353,883	7,510,999	7,495,149	7,668,600	7,758,759	7,837,385	6,702,345	6,517,317	6,692,036	6,575,047	6,307,180
Deposits:												
Demand deposits	1,059,448	1,061,987	1,056,880	1,052,413	1,086,979	1,083,334	1,106,177	931,104	931,711	950,523	948,649	894,093
Savings deposits	726,236	746,702	705,543	653,321	679,681	674,039	697,663	560,364	615,324	576,291	607,929	646,214
NOW accounts	887,972	905,683	870,064	924,539	936,793	992,916	991,743	774,166	893,706	836,264	928,700	921,635
Money market deposits	860,535	858,639	862,452	867,775	882,627	919,889	948,992	717,199	672,411	674,351	654,160	732,456
Core transactional deposits	3,534,191	3,573,011	3,494,939	3,498,048	3,586,080	3,670,178	3,744,575	2,982,833	3,113,152	3,037,429	3,139,438	3,194,398
Time deposits > $100,000	839,564	844,232	834,844	746,036	854,693	805,129	699,235	621,877	604,270	630,323	635,570	510,490
Time deposits < $100,000	1,577,213	1,491,777	1,663,599	1,683,866	1,713,424	1,731,613	1,760,261	1,527,599	1,361,440	1,459,305	1,389,216	1,185,868
Total time deposits	2,416,777	2,336,009	2,498,443	2,429,902	2,568,117	2,536,742	2,459,496	2,149,476	1,965,710	2,089,628	2,024,786	1,696,358
Total deposits	5,950,968	5,909,020	5,993,382	5,927,950	6,154,197	6,206,920	6,204,071	5,132,309	5,078,862	5,127,057	5,164,224	4,890,756
FFP, repos, other borrowed funds	1,194,875	1,162,315	1,227,797	1,339,826	1,265,370	1,343,671	1,447,591	1,303,041	1,235,205	1,334,883	1,214,875	1,253,419
Subordinated debt	228,447	228,229	228,667	206,449	228,746	226,187	227,460	142,236	130,377	130,414	132,683	128,454
Total funding sources	7,374,290	7,299,564	7,449,846	7,474,225	7,648,313	7,776,778	7,879,122	6,577,586	6,444,444	6,592,354	6,511,782	6,272,629
Stockholders' equity	760,143	760,010	760,277	695,020	762,535	724,695	698,388	592,263	530,515	541,351	542,803	530,721

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2007			2006					2005			2004
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Income Statement												
Interest income	$ 242,260	$ 120,671	$ 121,589	$ 476,409	$ 125,397	$ 126,437	$ 123,050	$ 101,525	$ 366,700	$ 100,030	$ 94,257	$ 315,342
Interest expense	120,926	59,707	61,219	224,550	62,634	60,764	57,092	44,060	130,850	40,681	34,276	86,478
Net interest income	121,334	60,964	60,370	251,859	62,763	65,673	65,958	57,465	235,850	59,349	59,981	228,864
Loan loss provision	4,721	1,761	2,960	10,229	3,865	2,715	2,059	1,590	8,930	2,780	1,200	12,923
Service charges on deposit accounts	21,070	11,483	9,587	40,036	10,594	10,971	10,847	7,624	30,199	8,308	7,752	28,837
Trust and investment management fees	7,706	3,916	3,790	14,269	3,666	3,736	3,695	3,172	12,593	3,059	3,255	11,888
Other service charges, commissions, and fees	11,258	6,099	5,159	20,135	5,362	5,471	4,837	4,465	17,572	4,479	4,881	15,147
Card-based fees	7,892	4,181	3,711	13,777	3,712	3,734	3,762	2,569	10,207	2,615	2,625	9,252
Subtotal, total fee-based revenue	47,926	25,679	22,247	88,217	23,334	23,912	23,141	17,830	70,571	18,461	18,513	65,124
Corporate owned life insurance income	3,893	1,982	1,911	7,616	1,966	2,206	1,940	1,504	5,163	1,437	1,308	4,939
Security (losses) gains, net	4,405	961	3,444	4,269	3,371	509	20	369	(3,315)	(6,152)	292	8,222
(Losses) on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	(2,653)
Other income	3,099	2,001	1,098	3,181	982	364	366	1,669	2,193	664	270	3,749
Total noninterest income	59,323	30,623	28,700	103,283	29,653	26,991	25,267	21,372	74,612	14,410	20,383	79,381
Salaries and employee benefits	56,558	29,008	27,550	106,201	26,507	27,023	27,039	25,632	95,179	23,991	24,276	92,171
Occupancy and equipment expense	16,104	7,976	8,128	30,380	7,747	8,133	7,911	6,589	25,173	6,457	6,260	24,862
Other real estate expense, net	42	71	(29)	843	96	175	449	123	931	175	141	1,272
Other intangibles amortization	2,211	1,105	1,106	4,039	1,148	1,156	1,175	560	2,130	532	533	2,130
Other expenses	23,941	12,577	11,364	49,399	12,297	12,631	13,663	10,808	42,290	11,423	10,898	42,253
Total noninterest expense	98,892	50,737	48,155	192,615	47,795	49,118	51,990	43,712	165,703	42,578	42,108	163,338
Pre-tax earnings	77,044	39,089	37,955	152,298	40,756	40,831	37,176	33,535	135,029	28,401	37,056	131,984
Income taxes	18,704	9,778	8,926	35,052	9,228	9,616	8,441	7,767	34,452	5,771	10,026	32,848
Net income	$ 58,340	$ 29,311	$ 29,029	$ 117,246	$ 31,528	$ 31,215	$ 28,735	$ 25,768	$ 101,377	$ 22,630	$ 27,030	$ 99,136
Basic earnings per share	$ 1.17	$ 0.59	$ 0.58	$ 2.39	$ 0.63	$ 0.63	$ 0.58	$ 0.55	$ 2.22	$ 0.50	$ 0.60	$ 2.13
Diluted earnings per share	$ 1.16	$ 0.59	$ 0.58	$ 2.37	$ 0.63	$ 0.62	$ 0.57	$ 0.55	$ 2.21	$ 0.49	$ 0.59	$ 2.12
Weighted average shares outstanding	49,768	49,617	49,921	49,102	49,991	49,940	49,896	46,532	45,567	45,390	45,385	46,469
Weighted average diluted shares outstanding	50,152	49,984	50,322	49,469	50,392	50,315	50,244	46,879	45,893	45,753	45,761	46,860
Tax equivalent adjustment [1]	$ 10,682	$ 5,252	$ 5,430	$ 23,551	$ 5,882	$ 6,132	$ 6,383	$ 5,154	$ 16,080	$ 4,351	$ 4,035	$ 17,440
Net interest income (FTE) [1]	$ 132,016	$ 66,216	$ 65,800	$ 275,410	$ 68,645	$ 71,805	$ 72,341	$ 62,619	$ 251,930	$ 63,700	$ 64,016	$ 246,304
Stock and related per share data:												
Book value	$ 14.97	$ 14.97	$ 15.16	$ 15.01	$ 15.01	$ 14.92	$ 13.92	$ 13.81	$ 11.99	$ 11.99	$ 11.81	$ 11.55
Tangible book value	9.10	9.10	9.30	9.16	9.16	9.04	7.93	7.89	9.87	9.87	9.72	9.45
Dividends declared per share	0.590	0.295	0.295	1.120	0.295	0.275	0.275	0.275	1.015	0.275	0.25	0.90
Market price - period high	39.31	38.17	39.31	39.52	39.52	38.89	37.52	37.14	39.25	39.25	39.18	38.30
Market price - period low	34.82	34.82	36.00	32.62	36.62	34.42	34.64	32.62	31.25	34.66	34.43	31.13
Closing price at period end	$ 35.51	$ 35.51	$ 36.75	$ 38.68	$ 38.68	$ 37.89	$ 37.08	$ 36.57	$ 35.06	$ 35.06	$ 37.24	$ 36.29
Closing price to book value	2.4	2.4	2.4	2.6	2.6	2.5	2.7	2.6	2.9	2.9	3.2	3.1
Period end shares outstanding	49,494	49,494	49,747	50,025	50,025	50,001	49,925	49,866	45,387	45,387	45,385	46,065
Period end treasury shares	11,832	11,832	11,579	11,301	11,301	11,325	11,401	11,460	11,540	11,540	11,542	10,862
Number of shares repurchased	678	338	340	23	1	10	10	2	857	-	134	897
Common dividends	$ 29,320	$ 14,622	$ 14,698	$ 56,033	$ 14,779	$ 13,769	$ 13,749	$ 13,736	$ 46,238	$ 12,502	$ 11,363	$ 42,567
Other Key Ratios/Data:												
Return on average equity [2]	15.48%	15.47%	15.48%	16.87%	16.40%	17.09%	16.50%	17.64%	18.83%	16.58%	19.76%	18.68%
Return on average assets [2]	1.43%	1.44%	1.42%	1.42%	1.47%	1.44%	1.33%	1.44%	1.44%	1.25%	1.51%	1.45%
Net interest margin [1]	3.57%	3.61%	3.53%	3.67%	3.57%	3.69%	3.70%	3.76%	3.87%	3.79%	3.88%	3.91%
Yield on average earning assets [1]	6.85%	6.86%	6.83%	6.67%	6.81%	6.79%	6.62%	6.43%	5.87%	6.20%	5.95%	5.28%
Cost of funds [1]	3.86%	3.84%	3.88%	3.50%	3.79%	3.60%	3.38%	3.16%	2.37%	2.86%	2.44%	1.61%
Efficiency ratio [1]	52.16%	52.13%	52.19%	50.53%	49.56%	49.06%	52.12%	51.51%	49.44%	49.76%	49.39%	50.11%
Net noninterest expense ratio [2]	1.08%	1.04%	1.12%	1.13%	1.00%	1.04%	1.24%	1.27%	1.25%	1.21%	1.23%	1.30%
Effective income tax rate	24.3%	25.0%	23.5%	23.0%	22.6%	23.6%	22.7%	23.2%	25.4%	20.3%	27.1%	24.9%
Full time equivalent employees - end of period	1,885	1,885	1,908	1,892	1,892	1,845	1,898	2,012	1,635	1,635	1,600	1,630
Number of bank offices	100	100	100	99	99	99	99	99	67	67	67	67

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

First Midwest Bancorp, Inc.
Selected Financial Information
(Amounts in thousands, except per share data)

	2007			2006					2005			2004
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Parent Company Data:												
Parent investment in subsidiaries - end of period	$ 873,834	$ 873,834	$ 891,339	$ 887,908	$ 887,908	$ 907,518	$ 882,891	$ 498,823	$ 404,112	$ 404,112	$ 402,841	$ 394,428
Risk-Based Capital Data:												
Tier 1 capital	$ 610,872	$ 610,872	$ 603,883	$ 598,735	$ 598,735	$ 578,889	$ 556,403	$ 541,291	$ 381,393	$ 381,393	$ 371,774	$ 350,310
Tier 2 capital	162,293	162,293	162,299	142,266	142,266	142,248	162,230	162,207	56,393	56,393	56,283	56,718
Total capital	773,143	773,143	766,188	741,021	741,021	761,073	714,633	703,498	437,784	437,784	428,057	407,028
Risk-adjusted assets	$ 6,198,267	$ 6,198,267	$ 6,192,407	$ 6,239,983	$ 6,239,983	$ 6,343,918	$ 6,413,479	$ 6,333,337	$ 3,624,843	$ 3,624,843	$ 3,482,484	$ 3,267,328
Tier 1 capital / risk-based assets	9.87%	9.87%	9.75%	9.34%	9.34%	9.10%	8.66%	8.32%	10.72%	10.72%	10.63%	10.43%
Total capital / risk-based assets	12.49%	12.49%	12.37%	12.14%	12.14%	11.64%	11.17%	11.07%	11.74%	11.74%	11.64%	11.32%
Leverage ratio	7.73%	7.73%	7.32%	7.29%	7.29%	6.93%	6.59%	7.78%	8.14%	8.14%	8.13%	8.16%
Tangible capital ratio	3.80%	3.80%	3.82%	3.62%	3.62%	3.64%	4.72%	4.47%	6.30%	6.30%	6.21%	6.43%
Tangible capital ratio, excluding OCI	4.24%	4.24%	4.83%	3.81%	3.81%	3.66%	3.11%	4.94%	6.61%	6.61%	6.29%	6.28%
Tangible equity / risk-based assets	7.28%	7.28%	7.47%	7.32%	7.32%	7.10%	6.17%	6.19%	8.24%	8.24%	8.03%	8.26%
Loan Performance Data:												
Nonaccrual loans:												
Commercial	$ 8,813	$ 8,813	$ 9,318	$ 8,803	$ 8,803	$ 9,424	$ 9,861	$ 10,803	$ 9,092	$ 9,092	$ 8,789	$ 11,267
Real estate - commercial	2,393	2,393	3,944	3,101	3,101	4,767	2,313	2,478	371	371	1,437	1,776
Real estate - construction	540	540	348	720	720	559	559	559	559	559	559	6,159
Real estate - 1-4 family	717	717	1,403	1,613	1,613	1,373	1,263	1,920	348	348	437	381
Direct consumer	2,324	2,324	2,197	1,920	1,920	1,199	1,098	1,223	1,244	1,244	820	1,258
Indirect consumer	134	134	176	172	172	137	181	193	176	176	124	166
Total nonaccrual loans	14,927	14,927	17,382	14,289	14,289	17,439	13,447	17,178	11,990	11,990	12,284	19,197
Renegotiated / restructured loans	-	-	-	-	-	-	-	-	-	-	-	-
Nonperforming loans	14,927	14,927	17,382	14,289	14,289	17,439	13,447	17,178	11,990	11,990	12,284	19,197
Foreclosed real estate	3,683	3,683	3,393	2,727	2,727	4,088	4,193	4,033	2,878	2,878	2,711	3,734
Nonperforming assets	18,610	18,610	20,777	18,936	18,936	21,567	19,642	21,211	14,848	14,848	14,917	22,933
Loans past due 90 days + and still accruing	19,633	19,633	13,403	12,810	12,810	11,294	14,183	10,493	8,938	8,938	10,386	2,458
Reserve for loan losses (RLL):												
RLL	$ 62,391	$ 62,391	$ 62,408	$ 62,370	$ 62,370	$ 62,378	$ 62,339	$ 62,320	$ 56,393	$ 56,393	$ 56,283	$ 56,718
Loan loss provision	4,721	1,761	2,960	10,229	3,843	2,713	2,059	1,390	8,930	2,700	2,200	12,923
Net charge-offs by category:												
Commercial	3,241	1,232	2,009	5,783	2,080	1,048	998	925	4,193	1,223	418	7,058
Real estate - commercial	108	61	59	1,394	278	311	564	59	1,147	408	(1)	1,378
Real estate - construction	214	18	196	-	-	-	-	-	-	-	-	353
Real estate - 1-4 family	134	10	124	138	9	69	32	28	96	-	-	108
Consumer	989	469	348	2,872	778	1,088	437	333	3,799	837	762	3,718
Total net charge-offs	4,708	1,778	2,938	10,187	3,843	2,788	2,033	1,343	9,235	2,470	1,179	12,409
NPA ratios:												
Nonperforming loans / loans	0.30%	0.30%	0.35%	0.32%	0.32%	0.34%	0.31%	0.34%	0.28%	0.28%	0.28%	0.46%
Nonperforming assets / loans + foreclosed real estate	0.38%	0.38%	0.42%	0.38%	0.38%	0.42%	0.39%	0.42%	0.33%	0.33%	0.33%	0.55%
Nonperforming assets + loans past due 90 days / loans + foreclosed real estate	0.78%	0.78%	0.73%	0.63%	0.63%	0.63%	0.67%	0.63%	0.53%	0.53%	0.59%	0.62%
Nonperforming assets / total assets	0.23%	0.23%	0.25%	0.22%	0.22%	0.25%	0.23%	0.24%	0.21%	0.21%	0.21%	0.33%
Loan loss ratios:												
RLL / loans	1.27%	1.27%	1.25%	1.25%	1.25%	1.25%	1.26%	1.24%	1.31%	1.31%	1.31%	1.37%
RLL / nonperforming loans	417.97%	417.97%	358.91%	384.79%	384.79%	357.24%	403.70%	362.79%	470.33%	470.33%	441.11%	293.45%
Net charge-offs to average net loans	0.19%	0.16%	0.24%	0.21%	0.30%	0.21%	0.16%	0.15%	0.22%	0.23%	0.11%	0.30%

Footnotes:
(1) Tax equivalent basis reflects federal and state tax benefits
(2) Annualized based on the number of days outstanding for each period presented

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest's independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries.